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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

          The original 8-K has been amended by this 8-K/A to replace a mistakenly filed Pooling and Servicing Agreement


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) January 6, 2004


                       DEUTSCHE MORTGAGE SECURITIES, INC.
                       ----------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           Delaware                                   333-100675                                     36-4509743
------------------------------                 ------------------------                      ---------------------------
 (STATE OR OTHER JURISDICTION                        (COMMISSION                                  (I.R.S. EMPLOYER
      OF INCORPORATION)                              FILE NUMBER)                                IDENTIFICATION NO.)

60 Wall Street
New York, NY                                                                                            10005
------------------------------                                                               ---------------------------
    (ADDRESS OF PRINCIPAL                                                                            (ZIP CODE)
      EXECUTIVE OFFICES)


Registrant's telephone number, including area code, is (212) 250-7010



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


                                                        -2-



Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.
             -------------------------------------------------------------------

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:

                  1. Pooling and Servicing Agreement, dated as of January 1, 2004 among Deutsche Mortgage Securities, Inc., as depositor, Wells Fargo Bank Minnesota, National Association, as master servicer and securities administrator, and HSBC Bank USA, as trustee.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 10, 2004


                                        DEUTSCHE MORTGAGE SECURITIES, INC.


                                        By: /s/ Michael Commaroto
                                            ------------------------------
                                        Name:   Michael Commaroto
                                        Title:  President


                                        By: /s/ Steve Katz
                                            -----------------------------
                                        Name:   Steve Katz
                                        Title:  Vice President

                                  EXHIBIT INDEX



                                   Item 601(a) of                 Sequentially
                                   Regulation S-K                 Numbered
Exhibit Number                     Exhibit No.                    Description                     Page
--------------                     -----------                    -----------                     ----
1                                  4                              Pooling and Servicing            5
                                                                  Agreement, dated as of January
                                                                  1, 2004 among Deutsche Mortgage
                                                                  Securities, Inc. as depositor,
                                                                  Wells Fargo Bank Minnesota,
                                                                  National Association as master
                                                                  servicer and securities
                                                                  administrator and HSBC Bank USA
                                                                  as trustee.

                                            EXHIBIT 1